UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017 (February 28, 2017)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive

Lisle, Illinois

60532

(Address of principal executive offices, including Zip Code)

(331) 332-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective March 1, 2017, Navistar International Corporation (the “Company”) promoted Persio V. Lisboa, 51, to the newly created position of Executive Vice President and Chief Operating Officer. Mr. Lisboa has served as President, Operations of Navistar, Inc., the Company’s principal operating subsidiary (“NI”), since November 2014. Prior to holding this position, Mr. Lisboa served as the Senior Vice President, Chief Procurement Officer of NI from December 2012 to November 2014, as Vice President, Purchasing and Logistics and Chief Procurement Officer of NI from October 2011 to November 2012 and Vice President, Purchasing and Logistics of NI from August 2008 to October 2011. Prior to these positions, Mr. Lisboa held various management positions within the Company’s North American and South American operations. Mr. Lisboa is neither related to any other director or executive officer of the Company nor a party to any transaction with the Company or any of its subsidiaries in which he had a direct or indirect material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Lisboa’s promotion to Executive Vice President and Chief Operating Officer, the Compensation Committee of the Board approved (i) an increase in Mr. Lisboa’s annual base salary to $675,000 and (ii) a $200,000 addition to his 2017 long-term incentive award consisting of 50% performance-based cash that cliff vests in three years, 30% time-based restricted stock units that cliff vest in three years and 20% stock options with a three year ratable vesting schedule. In addition, Mr. Lisboa will continue to receive other compensation, and participate in other benefit plans, consistent with Company policy for an executive at his level.

In addition, on February 28, 2017, Steven K. Covey, the Company’s Senior Vice President and General Counsel, notified the Company that he will retire from the Company and all other offices, directorships and other positions with any subsidiaries or affiliates of the Company, effective March 31, 2017. Effective immediately upon Mr. Covey’s retirement, the Company promoted Curt A. Kramer, currently the Company’s Corporate Secretary, to the position of Senior Vice President and General Counsel. Mr. Kramer will continue to serve as the Company’s Corporate Secretary.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 2, 2017, “Navistar Announces Key Leadership Appointments”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: March 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 2, 2017, “Navistar Announces Key Leadership Appointments”